Other investments	12 Months Ended
Dec. 31, 2022
Financial assets measured at fair value through other comprehensive income [abstract]
Other investments
20. Other investments

Judgement on other investments
Where the Group holds a close to 20% interest in a company, the assessment of whether there is significant influence and hence an equity-accounted investment may involve judgement. These judgements typically include the extent of representation on the board of directors, other involvement in the company such as technical committee, any other contractual arrangements as well as the effective influence that the particular shareholding interest provides. A different conclusion could have a significant impact on the measurement, presentation and disclosure of the particular investment.

Accounting policy
On initial recognition of an equity investment that is not held for trading, the Group may make an irrevocable election to present subsequent changes in the investment’s fair value in other comprehensive income (FVTOCI). This election is made on an investment-by-investment basis. These investments are subsequently measured at fair value, with dividends recognised in profit or loss unless the dividend clearly represents a recovery of part of the cost of the investment. Other net gains and losses are recognised in OCI (in the mark-to-market reserve) and are never reclassified to profit or loss.
Investments, other than investments in equity instruments, are measured at amortised cost if not measured at fair value through profit or loss (FVTPL), and is held with the objective to collect contractual cash flows and its contractual terms give rise on specified dates to cash flows that are solely payments of principal or interest on the principal amount outstanding.
All investments not classified as measured at amortised cost or at FVTOCI as described above are measured at FVTPL, with subsequent changes in the investment's fair value recognised in profit or loss. In addition, on initial recognition, the Group may irrevocably designate an investment that otherwise meets the requirements to be measured at amortised cost as measured at FVTPL if doing so eliminates or significantly reduces an accounting mismatch that would otherwise arise.

The Group holds the following investments:

Figures in million – SA rand	2022	2021	2020
Designated at FVTOCI investments:
Rand Mutual Assurance Company Limited	149	140	158
Furuya Metal Company Limited[1]	455	668	343
Aldebaran[2]	238	241	98
Generation Mining Limited[3]	322	144	101
Ioneer Limited[4]	643	1,353	—
New Century Resources Limited[5]	258	698	—
Other	98	123	147
Mandatorily measured at FVTPL investments:
Verkor S.A. (Verkor)[6]	554	—	—
EnHyWhere	78	—	—
Other	380	—	—
Amortised cost investments	165	—	—
Total other investments	3,340	3,367	847
[1] The Group holds approximately 5.60% in Furuya Metal Company Limited which is incorporated in Japan and listed on the Tokyo Stock Exchange. Its main business is the manufacture/sale of industrial-use precious metals
[2] The Group holds 17.59% in Aldebaran which is incorporated in Canada and listed on the Toronto Stock Exchange (TSX). Aldebaran is a mineral exploration company
[3] The Group holds 18.19% in Generation Mining Limited which is incorporated in Canada and listed on the TSX. Generation Mining Limited is in the process of developing the Marathon copper-palladium project
[4] The Group holds 6.95% in ioneer Limited (ioneer) which is incorporated in Australia. Ioneer is an emerging lithium-boron producer listed on the Australian Securities Exchange (ASX) and currently owns 100% of the Rhyolite Ridge lithium-boron project (Rhyolite Ridge) in Nevada in the US. Sibanye-Stillwater reached an agreement with ioneer to establish a 50% joint venture to develop Rhyolite Ridge, which was still subject to the fulfilment of certain conditions precedent at 31 December 2022. ioneer received a conditional commitment for a proposed loan of up to US$700 million from the US Department of Energy on 13 January 2023 to support the development of Rhyolite Ridge
5 On 27 October 2021, Sibanye-Stillwater entered into a subscription agreement with New Century Resources Limited incorporated in Australia (and listed on the ASX), where the Group agreed to purchase ordinary shares as part of a capital raising by New Century. The aggregate investment represents a 19.9% ownership interest. See note 41.3 for transactions entered into after the reporting date
[6] During February 2022, the Group entered into a term sheet whereby the Group, through its wholly-owned subsidiary, Sibanye Battery Metals Proprietary Limited, invested in Verkor by subscribing for a €25 million convertible bond. Verkor is a French Gigafactory project aiming to enter the European battery materials market as a manufacturer of low-carbon footprint batteries for application in electric vehicles and large-scale stationary storage markets. The Group subscribed for the convertible bond on 22 March 2022 amounting to R409 million, and subject to early repayment events, will be redeemable in full on 30 June 2024. The convertible bond is recognised as an investment and measured at fair value, with net gains and losses recognised in profit or loss. The fair value of the investment at 31 December 2022 amounted to R554 million, with R145 million recognised as a fair value gain for the year ended 31 December 2022
Fair value of other investments
Other investments consists primarily of other listed investments and other short-term investment products, which are measured at fair value or which carrying amounts approximates fair value. The fair values of non-listed investments included in other investments are determined through valuation techniques that include inputs that are not based on observable market data. Fair value measurements of listed investments are categorised as level 1 under the fair value hierarchy and non-listed investments as level 3 (see note 36.1